EXHIBIT 99.1


                SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549

                            FORM 11-K
                          ANNUAL REPORT
                 Pursuant to Section 15(d) of the
                  Securities Exchange Act of 1934

(Mark One):
 ___
[_X_]     ANNUAL REPORT PURSUANT TO SECTION 15(d) OF THE
          SECURITIES EXCHANGE ACT OF 1934 [FEE REQUIRED].
          For the fiscal year ended December 31, 1993.


                               OR

 ___
[___]     TRANSITION REPORT PURSUANT TO SECTION 15(d) OF THE
          SECURITIES EXCHANGE ACT OF 1934 [NO FEE REQUIRED].
          For the transition period from __________ to
          _______________.


Commission file number 1-8729


A. Full title of the plan and the address of the plan, if different from that of the issuer named below:

                       UNISYS SAVINGS PLAN

B. Name of issuer of the securities held pursuant to the plan and the address of its principal executive office:

                       UNISYS CORPORATION
              Township Line and Union Meeting Roads
                  Blue Bell, Pennsylvania 19424

                      REQUIRED INFORMATION


The following financial statements, schedules and exhibits are filed as part of this report:

     (a)  Financial Statements (Filed with the Securities and
          Exchange Commission under cover of Form SE):

               Statement of Net Assets Available
               for Benefits, as of December 31,
               1993

               Statement of Net Assets Available
               for Benefits, as of December 31,
               1992

               Statement of Changes in Net Assets
               Available for Benefits for the year
               ended December 31, 1993

               Statement of Changes in Net Assets
               Available for Benefits for the year
               ended December 31, 1992

               Statement of Changes in Net Assets
               Available for Benefits for the year
               ended December 31, 1991

               Notes to Financial Statements

               Report of Independent Auditors

     (b)  Schedules (Filed with the Securities and Exchange
          Commission under cover of Form SE):

               Schedule A:  Summary of Investments
               as of December 31, 1993

               Schedule B:  Investments by Fund as
               of December 31, 1993

               Financial statement schedules not
               included with this report have been
               omitted because they are not
               applicable or the required
               information is shown in the
               financial statements or notes
               thereto.

     (c)  Exhibits:

               Consent of Independent Auditors

                            SIGNATURES


     THE PLAN.  Pursuant to the requirements of the Securities
Exchange Act of 1934, the plan administrator has duly caused this annual report to be signed on its behalf by the undersigned hereunto duly authorized.

                              UNISYS SAVINGS PLAN


                              UNISYS CORPORATION



Date:  April 28, 1994         By: /s/Bobette Jones
                                  --------------------
                                  Bobette Jones
                                  Secretary

                  Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statements (Form S-8, No. 33-38711 and No. 33-20588), pertaining to the Unisys Savings Plan of Unisys Corporation and in the related Prospectuses of our report dated April 1, 1994 with respect to the financial statements of the Unisys Savings Plan included in the Annual Report (Form 11-K) for the year ended December 31, 1993.



                              ERNST & YOUNG




Philadelphia, Pennsylvania
April 27, 1994